CLERK: File this document in
the court file.
Judge Barkdull

CIRCUIT COURT OF THE FIFTEENTH JUDICIAL DISTRICT

PALM BEACH COUNTY, FLORIDA

JOSEPH KLOSS, derivatively and on behalf of
VITACOST.COM, INC.,

Plaintiff,

vs.

IRA P. KERKER, RICHARD P. SMITH,
STEWART GITLER, ALLEN S. JOSEPHS,
DAVID N. ILFELD, LAWRENCE A. PABST,
ERAN EZRA and ROBERT G. TRAPP,

Defendants,

and

VITACOST.COM, INC.,

Nominal Defendant.

_______________________________________/

CASE NO.: 502010CA018594XXXXMB
CIVIL DIVISION: AO

ORDER AND FINAL JUDGMENT

SHARON R. BOCK, CLERK
PALM BEACH COUNTY
CIRCUIT CIVIL/PROBATE
2011 MAY 27 AM 10:49
FILED

WHEREAS, This matter came before the Court for hearing on May 27, 2011, to consider approval of the proposed settlement ("Settlement") set forth in the Stipulation and Agreement of Settlement dated April 19, 2011, and the exhibits thereto (the "Stipulation"). The Court has reviewed and considered all documents, evidence, objections (if any), and arguments presented in support of or against the Settlement. Good cause appearing therefore, the Court enters this Order and Final Judgment ("Judgment").

IT IS HEREBY ORDERED, ADJUDGED, AND DECREED that:

1. This Judgment incorporates by reference the definitions in the Stipulation, and all capitalized terms used herein shall have the same meanings as set forth in the Stipulation.

2. This Court has jurisdiction over the subject matter of the Action, including all matters necessary to effectuate the Settlement, and over all Settling Parties.

3. The Court finds that the Notice provided to Vitacost Purchasers constituted the best notice practicable under the circumstances. The Notice fully satisfied the requirements of Florida Revised Statute Section 607.07401(4) and due process.

4. The Court finds that the terms of the Stipulation and Settlement are fair, reasonable and adequate as to each of the Settling Parties, and pursuant to Florida Revised Statute Section 607.07401, this Court hereby finally approves the Stipulation and Settlement in all respects, and orders the Settling Parties to perform its terms to the extent the Settling Parties have not already done so.

5. The Court recognizes and quiets title to all outstanding Vitacost shares of stock and stock options, numbering: 22,157,466 shares as of December 31, 2004; 21,896,780 shares as of December 31, 2005; 22,086,780 shares and 813,542 options as of December 31, 2006; 23,188,380 shares and 899,598 options as of December 31, 2007; 23,188,380 shares and 788,688 options as of December 31, 2008; and 22,880,780 shares and 2,589,200 options as of June 30, 2009. The Court recognizes and quiets title to these outstanding shares for all audited periods since 2004 on behalf of Vitacost Purchasers pursuant to the inherent equitable powers of the Court and Sections 8-202, 8-210, and 8-303 of the Uniform Commercial Code.

6. The Court finds that the certificate of incorporation of Vitacost, as amended prior to

the date hereof, is hereby deemed to be the valid and effective certificate of incorporation of the corporation, until validly amended in accordance with applicable Delaware law and the Corporation's certificate of incorporation and bylaws.

7. The Court finds that the Fee Amount in the amount of $3.5 million is fair and reasonable and finally approves the Fee Amount. The Fee Amount shall be paid in accord with ¶ 5.2 of the Settlement.

8. Based on the substantial benefits that Plaintiff and the Demand Shareholder have created for the Company and Vitacost Purchasers through the prosecution of the Action and the issuance of the Demand, the Court grants approval for awards (the "Special Awards") in the amount of $5,000 each for the Plaintiff and the Demand Shareholder. The Special Awards shall be paid out of the Fee Amount.

9. The Action and all claims contained therein, as well as all of the Released Claims, are dismissed with prejudice. The Settling Parties are to bear their own costs, except as otherwise provided in the Stipulation.

10. Upon the Effective Date, the Plaintiff, the Demand Shareholder, Counsel, and Vitacost Purchasers shall be deemed to have, and by operation of this Judgment shall have, fully, finally, and forever released, relinquished, and discharged the Released Claims (including Unknown Claims) against the Released Persons and any and all claims arising out of, relating to, or in connection with the defense, settlement, or resolution of the Action and the Demand against the Released Persons. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation. Nothing herein is intended to alter in any way any of the Settling Individual Defendants' indemnification rights arising under law or by contract with the Company or affect any agreement between any Settling Individual Defendants and the Company.

11. Upon the Effective Date, each of the Settling Defendants shall be deemed to have, and by operation of this Judgment shall have, fully, finally, and forever released, relinquished, and discharged Counsel from all claims (including Unknown Claims), arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Action, the Appeal, the Demand, or the Released Claims. Nothing herein shall in any way impair or restrict the

rights of any Settling Party to enforce the terms of the Stipulation.

12. Neither the Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) is or may be deemed to be or may be offered, attempted to be offered, or used in any way by the Settling Parties or any other Person as a presumption, a concession, or an admission of, or evidence of, any fault, wrongdoing, or liability of the Settling Parties or Released Persons, or of the validity of any Released Claims; or (b) is intended by the Settling Parties to be offered or received as evidence or used by any other person in any other actions or proceedings, whether civil, criminal, or administrative, except as provided for in ¶ 7.4 of the Stipulation.

13. The Released Persons may file the Stipulation and/or the Judgment, and file or reference acts performed or documents executed pursuant to or in furtherance of the Stipulation and/or the Judgment: (a) in any action that may be brought against them in order to support a defense or counterclaim based on principles of *res judicata*, collateral estoppel, full faith and credit, release, good faith settlement, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim; (b) in furtherance of the Settlement contemplated in the Stipulation; and (c) in any action to enforce the Settlement.

14. Without affecting the finality of this Judgment in any way, this Court hereby retains continuing jurisdiction with respect to implementation and enforcement of the terms of the Stipulation. In the event the Effective Date does not occur, per ¶ 6.1 of the Stipulation, (unless counsel for the Settling Parties mutually agree in writing to proceed with the Stipulation), then the Stipulation shall be canceled and terminated and this Order and Final Judgment shall be vacated and: (a) all Settling Parties and Released Persons shall be restored to their respective positions in the Action and the Demand as of the last date on which the Stipulation was signed; (b) all releases delivered in connection with the Stipulation shall be null and void, except as otherwise provided for in the Stipulation; (c) any monies paid to Counsel shall be refunded and repaid within five (5) business days, in accordance with ¶ 5.3; and (d) all negotiations, proceedings, documents prepared, and statements made in connection herewith shall be without prejudice to the Settling Parties, shall not be deemed or construed to be an admission by a Settling Party of any act, matter, or proposition

and shall not be used in any manner for any purpose in any subsequent proceeding in the Action or in any other action or proceeding.

15. The Court finds that no just reason exists for delay in entering final judgment in accordance with the Stipulation. Accordingly, the Clerk is hereby directed to enter this Judgment forthwith.

DONE AND ORDERED in Chambers at West Palm Beach, Palm Beach County, Florida, this 27th day of May, 2011.

THOMAS H. BARKDULL, III
Circuit Court Judge

Copies furnished to:
Counsel of Record

FTL108,174,352.1 125107.012000

STATE OF FLORIDA • PALM BEACH COUNTY
I hereby certify that the foregoing is a true copy of the record in my office.
THIS 27 DAY OF May, 2011
SHARON R. BOCK
CLERK & COMPTROLLER
By E M Smith
DEPUTY CLERK